SUPPLEMENT DATED MAY 1, 2010
TO PROSPECTUS DATED MAY 1, 2008

WRL BENEFACTORSM
An Individual Flexible Premium Variable Life Insurance Policy
Issued through
WRL Series Life Account G
By
Western Reserve Life Assurance Co. of Ohio

Range of Expenses for the Portfolios1

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2009.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.41%	0.88%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2009.  Current or future expenses may be greater or less than those shown.

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Investment Options:

Please note the following changes to the underlying portfolios for your product:

•
Effective April 9, 2010, Transamerica Equity VP was renamed Transamerica WMC Diversified Growth VP and Wellington Management Company, LLP replaced Transamerica Investment Management, LLC as sub-adviser to the fund.

•	Effective May 1, 2010, Transamerica Value Balanced VP merged into Transamerica Balanced.

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Financial Condition of the Company:

The following paragraph replaces the first paragraph under the heading “Financial Condition of the Company”:

The benefits under the Policy are paid by Western Reserve from its General Account assets and/or your cash value held in the Company’s separate account.  It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

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Signature Guarantees

The following sentence replaces the first sentence of the second paragraph under the heading “Signature Guarantees”:

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

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The following information replaces the information under the heading “Retained Asset Accounts”:

Retained Asset Accounts

 When a death benefit is paid in a lump sum and is $15,000 or greater, your beneficiary may elect to have the death benefit deposited into an interest-bearing account, called the Assurance Plus Account. We will send the beneficiary a "checkbook", and the beneficiary will have access to the account simply by writing a "draft" for all or part of the amount of the death benefit.  We use a bank, the Northern Trust Company, to process your “drafts.”

Upon receipt of the "draft" by the bank, the bank will draw down the amount you requested from our general account.  We do not guarantee to credit a minimum interest rate on amounts left in the Assurance Plus Account.  Any interest paid on amounts in the Assurance Plus Account is currently taxable.

The Assurance Plus Account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We may make a profit on all amounts left in the Assurance Plus Account.  The Assurance Plus account is not available in all states.

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Illustrations:

The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.  In addition, current hypothetical illustrations for the new portfolios are not included in the Appendix.

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For additional information, you may contact us at our administrative office at 1-800-851-9777, from 8:30a.m. – 7:00p.m., Eastern time or visit our website at: www.westernreserve.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") (formerly NASD) describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2008 PRODUCT PROSPECTUS